Supplement to the
Wireless Portfolio
April 29, 2017
As Revised December 29, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee for Wireless Portfolio has been removed.

WIR-SUM-17-03 1.9881355.102	December 29, 2017